Exhibit 3.21

Prescribed by J. Kenneth Blackwell	Expedite this Form: (Select One)
Ohio Secretary of State	Mail Form to one of the Following:
Central Ohio. (614) 466-3910	☒ Yes	PO Box 1390
Toll Free 1-877-SOS-FILE (1-877-767-3453)		Columbus, OH 43216
*** Requires an additional fee of $100 ***
www.state.oh.us/sos	☐ No	PO Box 670
e-mail: busserv@sos.state.oh.us		Columbus, OH 43216

ORGANIZATION / REGISTRATION OF

LIMITED LIABILITY COMPANY

(Domestic or Foreign)

Filing Fee $125.00

THE UNDERSIGNED DESIRING TO FILE A

(CHECK ONLY ONE (1) BOX)

(1)☑ Articles of Organization for Domestic Limited Liability Company (115-LCA) ORC 1705	(2) ☐Application for Registration of Foreign Limited Liability Company (106-LFA) ORC 1705 (Date of Formation) (State)

Complete the general information in this section for the box checked above.

Name                     Atlas Energy Ohio, LLC

☐ Check here If additional provisions are attached

* If box (1) is checked, name must include one of the following ending limited liability company, limited, Ltd, Ltd., LLC, LLC.

Complete the Information In this section if box (1) is checked.

Effective Date (Optional)	_________________ (mm/dd/yy)	Date specified can be no more than 90 days after date of filing. If a date is specified, the date must be a date on or after the date of filing.

This limited liability company shall exist for (Optional)	__________________________________________________________ (Period of existence)

Purpose (Optional)	Oil and gas exploration and development

The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is

(Optional)
(Name)
311 Rouser Road
	(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Moon Township	PA	15108
(City)	(State)	(Zip Code)

533	Page 1 of 3	Last Revised: May 2002

Complete the information in this section if box (1) is checked Cont.

ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member, manager or representative of

Atlas Energy Ohio, LLC
(name of limited liability company)

hereby appoint the following to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is:

Nancy J. McGurk
(Name of Agent)

3500 Messillon Road, Suite 100
(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Uniontown	Ohio	44685
(City)	(state)	(Zip Code)

Must be authenticated by an
authorized representative		May 4, 2006
	Authorized Representative	Date

Authorized Representative	Date

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for

Atlas Energy Ohio, LLC
(name of limited liability company)

hereby acknowledges and accepts the appointment of agent for said limited liability Company:

Agents signature

PLEASE SIGN PAGE (3) AND SUBMIT COMPLETED DOCUMENT

533	Page 2 of 3	Last Revised: May 2002

Complete the information in this section if box (2) is checked.

The address to which Interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is

(Name)

(Street)	NOTE: P.O. Box Addresses are Not acceptable.

(City)	(State)	(Zip Code)

The name under which the foreign limited liability company desires to transact business In Ohio is

The limited liability company hereby appoints the following as its agent upon whom process against the limited liability company may be served In the state of Ohio. The name and complete address of the agent is

(Name)

(Street)	NOTE: P.O. Box Addresses are Not acceptable.

Ohio
(City)	(State)	(Zip Code)

The limited liability company irrevocably consents to service of process on the agent listed above as long as the authority of the agent continues, and to service of process upon the OHIO SECRETARY OF STATE if:

a.      the agent cannot be found, or

b.      the limited liability company falls to designate another agent when required to do so, or

c.      the limited liability company’s registration to do business in Ohio expires or is cancelled.

REQUIRED Must be authenticated (signed) by an authorized representative (See Instructions)		May 4, 2006
	Authorized Representative	Date
Michael L. Staines
(Print Name)

	Authorized Representative	Date

(Print Name)

533	Page 3 of 3	Last Revised May 2002

Prescribed by J. Kenneth Blackwell Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Expedite this Form: (Select One)
Mail Form to one of the Following
	☒Yes	PO Box 1390
Columbus, OH 43216
*** Requires on additional fee of $100 ***
	☐No	PO Box 1329
Columbus, OH 43216

www state.oh.us/sos

e-mail: busserv@sos.state.oh.us

CERTIFICATE OF MERGER

(For Domestic or Foreign, Profit or Non-Profit)

Filing Fee $125.00

(164-MER)

In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan, limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I.	SURVIVING ENTITY

A.	The name of the entity surviving the merger is:

Atlas Energy Ohio, LLC

B.	Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:

(Completes only if name of surviving entity is changing through the merger)

C.	The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks

☐	Domestic (Ohio) For-Profit Corporation, charter number

☐	Domestic (Ohio) Non-Profit Corporation, charter number

☐	Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of and licensed to transact business in the State of Ohio under license number

☐	Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of and NOT licensed to transact business in the state of Ohio,

☑	Domestic (Ohio) Limited Liability Company, with registration number 1624763

☐	Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of and registered to do business in the State of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of and NOT registered to do business in the State of Ohio.

☐	Domestic (Ohio) Limited Partnership, with registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of and NOT registered to do business in the state of Ohio.

☐	Domestic (Ohio) Partnership having limited liability, with the registration number

☐	Foreign (Non-Ohio) Partnership having limited liability organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Partnership having limited liability organized under the laws of the state/country of and NOT registered to do business in the state of Ohio

☐	Foreign (Non-Ohio) Non-Profit incorporation under the laws of the state/country of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) Non-profit Incorporation under the laws of the state/country of and not licensed to transact business in the state of Ohio.

☐	General partnership not registered with the state of Ohio

II.	MERGING ENTITY

The name, charter/license/registration number, type of entity, state/country of incorporation or organization, respectively, of which is the entities merging out of existence are as follows if this is insufficient space to reflect all merging entitles,

(please list the Ohio charter, license/registration no. below)

Name / charter, license or registration number Atlas Energy Corporation #433711	State/Country of Organization Ohio	Type of Entity For profit corporation

III.	MERGER AGREEMENT ON FILE

The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

Michael L. Staines	311 Rouser Road
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable

Moon Township	PA	15108
(city, village or township)	(state)	(zip code)

IV.	EFFECTIVE DATE OF MERGER

This merger is to be effective on:                      (if a date is specified, the date must be a date on or after the date of filing, the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V.	MERGER AUTHORIZE

The laws of the state or country under which each constituent entity exists, permits this merger. This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI.	STATUTORY AGENT

The name and address of the surviving entity’s statutory agent upon whom any process, notice or demand may be served is:

Nancy J. McGurk	3500 Massillon Road, Suite 100
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable.

Unlontown	, Ohio	44685
(city, village or township)		(zip code)

(This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct business in the stole of Ohio)

VII.	ACCEPTANCE OF AGENT

The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

Signature of Agent

(The acceptance of agent must be completed by the surviving entitles if through this merger the statutory agent has changed, or the named agent differs in any way from the name currently on record with the Secretary of State.)

VIII.	STATEMENT OF MERGER

Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity

IX.	AMENDMENTS

The articles of incorporation, articles of organization, certificate of limited partnership or registration of partnership having limited liability (circle appropriate term) of the surviving domestic entity have been amended.

☐  Attachments are provided    ☑  No Changes

X.	QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY

A.	The Wed surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

(name)		(street) NOTE: P.O. Box Addresses are NOT acceptable

, Ohio
(city, village or township)		(zip code)

The subject surviving foreign corporation, bank. savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation’s, bank’s, savings bank’s, savings and loan’s, limited ‘liability company’s, limited partnership’s or partnership having limited liability’s license or registration to do business on Ohio expires or is canceled.

551	Page 3 of 7	Last Revision: May 2002

B.	The qualifying entity also states as follows: (Complete only if applicable)

1.	Foreign Notice Under Section 1703.031

(If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)

(a.)	The name of the Foreign Nationally/Federally chartered bank, savings bank, or savings and loan association is

(b.)	The name(s) of any Trade Name(s) under which the corporation will conduct business.

(c.)	The location of the main office (non-Ohio) shall be:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(county)	(state)	(zip code)

(d.)	The principal office location in the state of Ohio shall be:

(street address	NOTE: P.O. Box Addresses are NOT acceptable

Ohio
(city, township, or village)	(county)	(state)	(zip code)

(Please note, if there will not be an office in the state of Ohio, please list none.)

(e.)	The corporation will exercise the following purpose(s) in the state of Ohio:

(Please provide a brief summary of the business to be conducted; a general clause is not sufficient)

2.	Foreign Qualifying Limited Liability Company

(If the qualifying entity is a foreign limited liability company, the following Information must be completed.)

(a.)	The name of the limited liability company in its state of organization/registration is

(b.)	The name under which the limited liability company desires to transact business in Ohio is

(c.)	The limited liability company was organized or registered on under the laws of the state/country of

551	Page 4 of 7	Last Revision: May 2002

(d.)	The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(state)	(zip code)

3	Foreign Qualifying Limited Partnership

(If the qualifying entity is a foreign limited partnership, the following Information must be completed).

(a.)	The name of the limited partnership is

(b.)	The limited partnership was formed on

(c.)	The address of the office of the limited partnership in its state/country of organization is:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(county)	(state)	(zip code)

(d.)	The limited partnership’s principal office address is:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(county)	(state)	(zip code)

(e.)	The names and business or residence addresses of the General partners of the partnership are as follows:

Name	Address

(if insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

(f.)	The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(county)	(state)	(zip code)

551	Page 5 of 7	Last Revision: May 2002

The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

4.	Foreign Qualifying Partnership Having Limited Liability

(a.)	The name of the partnership shall be

(b.)	Please complete the following appropriate section (either item b(1) or b(2)):

(1.)	The address of the partnership’s principal office in Ohio is:

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

, Ohio
(city, village or township)		(zip code)

(If the partnership does not have a principal office in Ohio, then Items b2 must be completed)

(2.)	The address of the partnership’s principal office (Non-Ohio):

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

(city, township, or village)	(state)	(zip code)

(c.)	The name and address of a statutory agent for service of process in Ohio is as follows:

(name)

(street address)	NOTE: P.O. Box Addresses are NOT acceptable.

, Ohio
(city, village or township)		(zip code)

(d.)	Please Indicate the state or Jurisdiction in which the Foreign Limited Liability Partnership has been formed

(e.)	The business which the partnership engages in is:

551	Page 6 of 7	Last Revision: May 2002

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

Atlas Energy Ohio, LLC		Atlas Energy Corporation
(Exact name of entity)		(Exact name of entity)

By:		By:
	Michael L. Staines		Michael L. Staines
Its:	VP & Sec.	Its:	VP & Sec.
Date:	5-4-06	Date:	5-4-06

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

551	Page 7 of 7	Last Revision: May 2002